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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 27, 2003



                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)





               CANADA                   001-15503                 N/A
          (State or Other        (Commission File Number)   (I.R.S. Employer
  Jurisdiction of Incorporation)                            Identification No.)

     495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA          K2K-3G1
          (Address of Principal Executive Offices)              (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


         99.1     Press Release issued on August 27, 2003 by Workstream Inc.

Item 9. Regulation FD Disclosure (Furnished Pursuant to Item 12. Results of Operations and Financial Condition)

         On August 27, 2003, Workstream Inc. (the "Company") issued a press release regarding its consolidated financial results for the fiscal year ended May 31, 2003. The full text of such press release is furnished as Exhibit 99.1 to this report.

         In accordance with the procedural guidance in Release Nos. 33-8216 and 34-47583, the information in this report is being furnished under "Item 9. Regulation FD" rather than under "Item 12. Results of Operations and Financial Condition."



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WORKSTREAM INC.



Dated August 27, 2003                By:      /s/ Michael Mullarkey
                                              ---------------------------------
                                              Name:  Michael Mullarkey
                                              Title:   Chief Executive Officer



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                                  Exhibit Index

EXHIBIT NO.         DESCRIPTION
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99.1                Press Release issued on August 27, 2003 by Workstream Inc.